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                                                                   EXHIBIT 10.10

                                 THIRD AMENDMENT
                                     TO THE
                              BOWATER INCORPORATED
                            1988 STOCK INCENTIVE PLAN


         WHEREAS, Bowater Incorporated, a Delaware corporation (the "Corporation"), established the Bowater Incorporated 1988 Stock Incentive Plan (the "Plan"); and

         WHEREAS, the Corporation desires to amend the Plan, to change a part of the definition of "Change in Control" thereunder;

         NOW, THEREFORE, the Plan is hereby amended, effective February 26, 1999, as follows:

Section 16(c)(4) is amended to read:

         "(4) the date on which less than 50% of the total membership of the Board consists of Continuing Directors."

         IN WITNESS WHEREOF, Bowater Incorporated has caused this Third Amendment to be executed by its duly authorized officer this 4th day of August, 1999.

                                   BOWATER INCORPORATED



                                   By:  /s/ Anthony H. Barash
                                        ----------------------------------------
                                            Anthony H. Barash

                                   Title: Sr. Vice President, Corporate Affairs
                                             and General Counsel